-------------------------------------------------------------------------------
                             PMA Capital Corporation
                             Statistical Supplement
                              Second Quarter - 2003
--------------------------------------------------------------------------------

                                Table of Contents
                                -----------------
                                                                        Page
Consolidated Highlights:
Financial Highlights                                                        1
Pro Forma Financial Highlights                                             1A
Financial Highlights - YTD                                                  2
Pro Forma Financial Highlights - YTD                                       2A
Consolidated Statements of Operations - Per Share Data                      3
Pro Forma Consolidated Statements of Operations - Per Share Data           3A
Consolidated Statements of Operations                                       4
Pro Forma Consolidated Statements of Operations                            4A
Consolidated Statements of Operations - YTD                                 5
Pro Forma Consolidated Statements of Operations - YTD                      5A
Consolidated Balance Sheets                                                 6
Invested Assets & Net Investment Income                                     7

Segment Information:
Statements of Operations - Consolidating - YTD                         8 -  9
Insurance Ratios - Consolidating - YTD                                10 - 11
Statements of Operations - Consolidating - Second Quarter             12 - 13
Insurance Ratios - Consolidating - Second Quarter                     14 - 15
Statements of Operations - PMA Re                                          16
Insurance Ratios - PMA Re                                                  17
Statements of Operations - PMA Insurance Group                             18
Insurance Ratios - PMA Insurance Group                                     19
Statements of Operations - Run-off Operations                              20
Statements of Operations - Corporate & Other                               21

Operating Cash Flow Information:
Operating Cash Flows - Consolidated                                        22
Pro Forma Operating Cash Flows - Consolidated                             22A
Operating Cash Flows - PMA Re                                              23
Operating Cash Flows - PMA Insurance Group                                 24
Operating Cash Flows - Run-off Operations                                  25

Statutory Financial Information:
Statutory Financial Information                                            27
Statutory Net Premiums Written by Product                                  28

Other Information:
Industry Ratings and Market Information                                    29

Legend:
NM - Not Meaningful
NA - Not Applicable


Notes: This supplement contains "A" pages which include pro forma financial information. Pro forma financial information represents our reported results for the periods shown adjusted to separately report the results of the Run-off operations. This presentation is provided for information purposes only, and is not in conformity with Generally Accepted Accounting Principles ("GAAP"). We provide this information so investors can focus on our comparative results as we evaluate the financial performance of our ongoing businesses on which our future growth depends.

           Operating income (loss), which we define as net income (loss) under GAAP excluding net realized investment gains and losses, is the financial performance measure used by our management and Board of Directors to evaluate and assess the results of our insurance businesses. Accordingly, we report operating income by segment in the disclosures required under SFAS No. 131, "Disclosures About Segments of an Enterprise and Related Information." Our management and Board of Directors use operating income (loss) as the measure of financial performance for our insurance operations because (i) net realized investment gains and losses are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments and (ii) in many instances, decisions to buy and sell securities are made at the holding company level, and such decisions result in net realized gains and losses that do not relate to the operations of the individual segments. Operating income (loss) does not replace net income (loss) as the GAAP measure of our consolidated results of operations. See page 1 for a reconciliation of operating results by segment to GAAP net income (loss).




                                                      PMA Capital Corporation
                                                        Financial Highlights
                                        (Dollar Amounts in Thousands, Except Per Share Data)


                                                     2nd            3rd            4th            1st            2nd       % Change
                                                   Quarter        Quarter        Quarter        Quarter        Quarter        2nd
                                                    2002           2002           2002            2003           2003       Quarter
                                                 -----------------------------------------------------------------------------------

Net Premiums Written by Segment:
      PMA Re                                      $ 208,982      $ 153,862      $ 185,870      $ 158,579      $ 172,464      -17.5%
      PMA Insurance Group                            83,647        118,627         73,549        194,239        119,440        42.8%
      Run-off Operations 1                           10,089         (3,418)       (14,189)        (1,704)        (1,124)     NM
      Corporate & Other                                (215)          (220)          (228)          (256)          (124)       42.3%
                                                  ---------      ---------      ---------      ---------      ---------      ------
    Net premiums written                          $ 302,503      $ 268,851      $ 245,002      $ 350,858      $ 290,656      -3.9%
                                                  =========      =========      =========      =========      =========      ======

Major Components of Net Income (Loss):
    Pre-tax operating income (loss) by segment:
      PMA Re                                      $  13,769      $  15,196      $ (28,480)     $   8,577      $  13,107      -4.8%
      PMA Insurance Group                             6,387          6,714          5,838          8,340          6,838        7.1%
      Run-off Operations 1                          (44,407)            (2)            (4)             1             (3)     100.0%
      Corporate & Other                              (3,747)        (3,211)        (3,148)        (4,674)        (5,564)     -48.5%
                                                  ---------      ---------      ---------      ---------      ---------      ------
    Pre-tax operating income (loss)                 (27,998)        18,697        (25,794)        12,244         14,378      NM
    Net realized investment gains (losses)          (17,552)        (3,868)         3,943          4,355          4,451      NM
                                                  ---------      ---------      ---------      ---------      ---------      ------
    Pre-tax income (loss)                           (45,550)        14,829        (21,851)        16,599         18,829      NM
    Income tax expense (benefit)                    (15,801)         5,454        (11,448)         5,897          6,662      NM
                                                  ---------      ---------      ---------      ---------      ---------      ------
                                                                 ---------      ---------      ---------      ---------      ------
    Net income (loss)                             $ (29,749)     $   9,375      $ (10,403)     $  10,702      $  12,167      NM
                                                  =========      =========      =========      =========      =========      ------
    After-tax operating income (loss)             $ (18,340)     $  11,889      $ (12,966)     $   7,871      $   9,274      NM
                                                  =========      =========      =========      =========      =========      ======

Diluted Earnings (Loss) Per Share:
    Net income (loss)                             $   (0.95)     $    0.30      $   (0.33)     $    0.34      $    0.39      NM
    Less the impact of:
      Realized gains (losses) after tax               (0.36)         (0.08)          0.08           0.09           0.09      NM
                                                  ---------      ---------      ---------      ---------      ---------      ------
    After-tax operating income (loss)             $   (0.59)     $    0.38      $   (0.41)     $    0.25      $    0.30      NM
                                                  =========      =========      =========      =========      =========      ======

Capitalization:
    Debt                                          $  62,500      $  55,000      $ 151,250      $ 131,250      $ 176,250       182.0%
    Shareholders' equity excluding FAS
     115 unrealized gain                            554,520        561,089        548,128        555,198        565,081         1.9%
                                                  ---------      ---------      ---------      ---------      ---------      ------
    Total capitalization excluding FAS
     115 unrealized gain                            617,020        616,089        699,378        686,448        741,331        20.1%
    FAS 115 unrealized gain                           5,381         32,784         33,262         33,170         52,666      NM
                                                  ---------      ---------      ---------      ---------      ---------      ------
    Total capitalization including FAS
     115 unrealized gain                          $ 622,401      $ 648,873      $ 732,640      $ 719,618      $ 793,997        27.6%
                                                  =========      =========      =========      =========      =========      ======

Book Value Per Share:
    Excluding FAS 115 unrealized gain             $   17.71      $   17.91      $   17.50      $   17.72      $   18.04         1.9%
    Including FAS 115 unrealized gain             $   17.88      $   18.96      $   18.56      $   18.78      $   19.72        10.3%

Debt to Total Capital:
    Excluding FAS 115 unrealized gain                  10.1%           8.9%          21.6%          19.1%          23.8%      135.6%
    Including FAS 115 unrealized gain                  10.0%           8.5%          20.6%          18.2%          22.2%      122.0%

Interest Coverage:
    Income before interest and income taxes
        to interest expense                              NM          29.57             NM          10.44           9.46      NM

    Operating income before interest
        and income taxes to interest expense             NM          37.03             NM           7.96           7.46      NM

 1  Formerly known as Caliber One.





                                                       PMA Capital Corporation
                                                   Pro Forma Financial Highlights
                                        (Dollar Amounts in Thousands, Except Per Share Data)


                                                              2nd            3rd          4th          1st         2nd      % Change
                                                            Quarter        Quarter      Quarter      Quarter     Quarter       2nd
                                                             2002           2002         2002         2003        2003       Quarter
                                                           -------------------------------------------------------------------------

Net Premiums Written by Segment:
      PMA Re                                               $ 208,982     $ 153,862     $ 185,870   $ 158,579   $ 172,464     -17.5%
      PMA Insurance Group                                     83,647       118,627        73,549     194,239     119,440      42.8%
      Run-off Operations 1                                    10,089        (3,418)      (14,189)     (1,704)     (1,124)    NM
      Corporate & Other                                         (215)         (220)         (228)       (256)       (124)     42.3%
                                                           ---------     ---------     ---------   ---------   ---------     ------
    Net premiums written                                   $ 302,503     $ 268,851     $ 245,002   $ 350,858   $ 290,656     -3.9%
                                                           =========     =========     =========   =========   =========     ======

Major Components of Net Income (Loss):
    Pre-tax operating income (loss) by segment:
      PMA Re                                               $  13,769     $  15,196     $ (28,480)  $   8,577   $  13,107     -4.8%
      PMA Insurance Group                                      6,387         6,714         5,838       8,340       6,838      7.1%
      Corporate & Other                                       (3,747)       (3,211)       (3,148)     (4,674)     (5,564)    -48.5%
                                                           ---------     ---------     ---------   ---------   ---------     ------
    Pre-tax operating income (loss) - ongoing operations      16,409        18,699       (25,790)     12,243      14,381     -12.4%
    Net realized investment gains (losses)
      - ongoing operations                                   (17,538)       (3,834)        2,149       3,836       4,341     NM
                                                           ---------     ---------     ---------   ---------   ---------     ------
    Pre-tax income (loss) - ongoing operations                (1,129)       14,865       (23,641)     16,079      18,722     NM
    Income tax expense (benefit)                                (259)        5,467       (12,074)      5,715       6,624     NM
                                                           ---------     ---------     ---------   ---------   ---------     ------
    Income (loss) from ongoing operations                       (870)        9,398       (11,567)     10,364      12,098     NM
    Income (loss) from Run-off Operations 1, net of tax      (28,879)          (23)        1,164         338          69     NM
                                                                                                                             ------
                                                           ---------     ---------     ---------   ---------   ---------     ------
    Net income (loss)                                      $ (29,749)    $   9,375     $ (10,403)  $  10,702   $  12,167     NM
                                                           =========     =========     =========   =========   =========     ======

    After-tax operating income (loss)
        - ongoing operations                               $  10,530     $  11,890     $ (12,964)  $   7,871   $   9,276     -11.9%
    After-tax operating loss - Run-off Operations 1          (28,870)           (1)           (2)       --            (2)     100.0%
                                                           ---------     ---------     ---------   ---------   ---------     ------
    After-tax operating income (loss) - total              $ (18,340)    $  11,889     $ (12,966)  $   7,871   $   9,274     NM
                                                           =========     =========     =========   =========   =========     ======

Diluted Earnings (Loss) Per Share:
    Net income (loss)                                      $   (0.95)    $    0.30     $   (0.33)  $    0.34   $    0.39     NM
    Less:
      Income (loss) from Run-off Operations 1, net of tax      (0.92)         --            0.04        0.01        --        100.0%
                                                           ---------     ---------     ---------   ---------   ---------     ------
      Income (loss) from ongoing operations                    (0.03)         0.30         (0.37)       0.33        0.39     NM
      Realized gains (losses) - ongoing operations             (0.37)        (0.08)         0.04        0.08        0.09     NM
                                                           ---------     ---------     ---------   ---------   ---------     ------
    After-tax operating income (loss)
      - ongoing operations                                 $    0.34     $    0.38     $   (0.41)  $    0.25   $    0.30     -11.8%
                                                           =========     =========     =========   =========   =========     ======

Interest Coverage:
    Income before interest and income taxes
        to interest expense                                       NM         29.64            NM       10.15        9.41     NM

    Operating income before interest and income taxes
        to interest expense                                    29.69         37.03            NM        7.96        7.46     -74.9%

                                                           ----------------

Note:      The information on this page is presented for informational purposes only and is not in conformity with GAAP. See the note on the Table of Contents page for additional information regarding the pro forma presentation.

 1  Formerly known as Caliber One.





                                                      PMA Capital Corporation
                                                        Financial Highlights
                                        (Dollar Amounts in Thousands, Except Per Share Data)

                                                        Six             Six          % Change
                                                       Months          Months           Six
                                                        2003            2002           Months
                                                     ----------------------------------------

Net Premiums Written by Segment:
      PMA Re                                         $ 331,043       $ 299,307         10.6%
      PMA Insurance Group                              313,679         260,100         20.6%
      Run-off Operations 1                              (2,828)         32,170       NM
      Corporate & Other                                   (380)           (433)        12.2%
                                                     ---------       ---------       ------
    Net premiums written                             $ 641,514       $ 591,144          8.5%
                                                     =========       =========       ======

Major Components of Net Income (Loss):
    Pre-tax operating income (loss) by segment:
      PMA Re                                         $  21,684       $  26,706       -18.8%
      PMA Insurance Group                               15,178          12,794        18.6%
      Run-off Operations 1                                  (2)        (87,495)      100.0%
      Corporate & Other                                (10,238)         (7,980)      -28.3%
                                                     ---------       ---------       ------
    Pre-tax operating income (loss)                     26,622         (55,975)      NM
    Net realized investment gains (losses)               8,806         (16,160)      NM
                                                     ---------       ---------       ------
    Pre-tax income (loss)                               35,428         (72,135)      NM
    Income tax expense (benefit)                        12,559         (25,139)      NM
                                                     ---------       ---------       ------
    Net income (loss)                                $  22,869       $ (46,996)      NM
                                                     =========       =========       ======
    After-tax operating income (loss)                $  17,145       $ (36,492)      NM
                                                     =========       =========       ======

Diluted Earnings (Loss) Per Share:
    Net income (loss)                                $    0.73       $   (1.50)      NM
    Less the impact of:
       Realized gains (losses) after tax                  0.18           (0.33)      NM
                                                     ---------       ---------       ------
    After-tax operating income (loss)                $    0.55       $   (1.17)      NM
                                                     =========       =========       ======


    1 Formerly known as Caliber One.




                                                       PMA Capital Corporation
                                                   Pro Forma Financial Highlights
                                        (Dollar Amounts in Thousands, Except Per Share Data)

                                                                        Six             Six          % Change
                                                                       Months          Months           Six
                                                                        2003            2002           Months
                                                                     -------------------------------------------
Net Premiums Written by Segment:
      PMA Re                                                         $ 331,043       $ 299,307         10.6%
      PMA Insurance Group                                              313,679         260,100         20.6%
      Run-off Operations 1                                              (2,828)         32,170       NM
      Corporate & Other                                                   (380)           (433)        12.2%
                                                                     ---------       ---------       ------
    Net premiums written                                             $ 641,514       $ 591,144          8.5%
                                                                     =========       =========       ======

Major Components of Net Income (Loss):
    Pre-tax operating income (loss) by segment:
      PMA Re                                                         $  21,684       $  26,706       -18.8%
      PMA Insurance Group                                               15,178          12,794        18.6%
      Corporate & Other                                                (10,238)         (7,980)      -28.3%
                                                                     ---------       ---------       ------
    Pre-tax operating income - ongoing operations                       26,624          31,520       -15.5%
    Net realized investment gains (losses) - ongoing operations          8,177         (16,262)      NM
                                                                     ---------       ---------       ------
    Pre-tax income - ongoing operations                                 34,801          15,258        128.1%
    Income tax expense                                                  12,339           5,456        126.2%
                                                                     ---------       ---------       ------
    Income from ongoing operations                                      22,462           9,802        129.2%
    Income (loss) from Run-off Operations 1, net of tax                    407         (56,798)      NM
                                                                     ---------       ---------       ------
    Net income (loss)                                                $  22,869       $ (46,996)      NM
                                                                     =========       =========       ======

    After-tax operating income - ongoing operations                  $  17,147       $  20,373       -15.8%
    After-tax operating loss - Run-off Operations 1                         (2)        (56,865)      100.0%
                                                                     ---------       ---------       ------
    After-tax operating income (loss) - total                        $  17,145       $ (36,492)      NM
                                                                     =========       =========       ======

Diluted Earnings (Loss) Per Share:
    Net income (loss)                                                $    0.73       $   (1.50)      NM
    Less:
     Income (loss) from Run-off Operations 1, net of tax                  0.01           (1.81)      NM
                                                                     ---------       ---------       ------
     Income from ongoing operations                                       0.72            0.31       132.3%
     Realized gains (losses) - ongoing operations                         0.17           (0.34)      NM
                                                                     ---------       ---------       ------
    After-tax operating income - ongoing operations                  $    0.55       $    0.65       -15.4%
                                                                     =========       =========       ======

Note:      The information on this page is presented for informational purposes only and is not in conformity with GAAP. See the note on the Table of Contents page for additional information regarding the pro forma presentation.



    1 Formerly known as Caliber One.




                                                       PMA Capital Corporation
                                       Consolidated Statements of Operations - Per Share Data

                                     2nd           3rd             4th             1st           2nd             Six          Six
                                   Quarter       Quarter         Quarter         Quarter       Quarter         Months        Months
                                    2002          2002            2002            2003          2003            2003         2002
                                ----------------------------------------------------------------------------------------------------

Diluted Earnings
     (Loss) Per Share:

Net income (loss)                   $ (0.95)        $ 0.30        $ (0.33)         $ 0.34         $ 0.39         $ 0.73     $ (1.50)
                                ============  =============  =============  ==============  =============   ============ ===========

Pre-tax operating
     income (loss)                  $ (0.89)        $ 0.59        $ (0.82)         $ 0.39         $ 0.46         $ 0.85     $ (1.79)
                                ============  =============  =============  ==============  =============   ============ ===========

After-tax operating
     income (loss)                  $ (0.59)        $ 0.38        $ (0.41)         $ 0.25         $ 0.30         $ 0.55     $ (1.17)
                                ============  =============  =============  ==============  =============   ============ ===========

Diluted weighted average
     common shares outstanding   31,279,419     31,621,993     31,328,922      31,328,922     31,331,197     31,340,482  31,240,098
                                ============  =============  =============  ==============  =============   ============ ===========

                                ----------------------------------------------------------------------------------------------------

Dividends declared:
        Class A Common stock        $ 0.105        $ 0.105        $ 0.105         $ 0.105        $ 0.105         $ 0.21      $ 0.21

Actual common shares issued
     and outstanding             31,318,922     31,328,922     31,328,922      31,328,922     31,328,922     31,328,922  31,318,922
                                ============  =============  =============  ==============  =============   ============ ===========

------------------------------------------------------------------------------------------------------------------------------------

Class A Common Stock prices:
        High                        $ 25.99        $ 20.50        $ 15.30         $ 15.00        $ 12.30        $ 15.00     $ 25.99
        Low                         $ 17.65        $ 13.05        $ 12.37          $ 6.67         $ 6.44         $ 6.44     $ 17.65
        Close                       $ 21.15        $ 15.00        $ 14.33          $ 6.77        $ 12.12        $ 12.12     $ 21.15




                                                      PMA Capital Corporation
                                  Pro Forma Consolidated Statements of Operations - Per Share Data


                                              2nd         3rd          4th          1st          2nd           Six            Six
                                            Quarter     Quarter      Quarter      Quarter      Quarter       Months         Months
                                             2002        2002         2002         2003         2003          2003           2002
                                        --------------------------------------------------------------------------------------------

Diluted Earnings (Loss) Per Share:

Net income (loss)                          $ (0.95)     $ 0.30      $ (0.33)      $ 0.34       $ 0.39        $ 0.73        $ (1.50)
Less:
  Income (loss) from Run-off
     Operations 1, net of tax                (0.92)          -         0.04         0.01            -          0.01          (1.81)
                                        ----------- -----------  -----------  -----------  -----------  ------------   ------------
  Income (loss) from ongoing
     operations                              (0.03)       0.30        (0.37)        0.33         0.39          0.72           0.31
  Realized gains (losses)
     - ongoing operations                    (0.37)      (0.08)        0.04         0.08         0.09          0.17          (0.34)
                                        ----------- -----------  -----------  -----------  -----------  ------------   ------------
After-tax operating income (loss)
     - ongoing operations                   $ 0.34      $ 0.38      $ (0.41)      $ 0.25       $ 0.30        $ 0.55         $ 0.65
                                        =========== ===========  ===========  ===========  ===========  ============   ============

Pre-tax operating income (loss)
     - ongoing operations                   $ 0.53      $ 0.59      $ (0.82)      $ 0.39       $ 0.46        $ 0.85         $ 1.01
                                        =========== ===========  ===========  ===========  ===========  ============   ============

Diluted weighted average common
shares outstanding                      31,279,419  31,621,993   31,328,922   31,328,922   31,331,197    31,340,482     31,240,098
                                        =========== ===========  ===========  ===========  ===========  ============   ============

Note:    The information on this page is presented for informational purposes only and is not in conformity with GAAP. See the note on the Table of Contents page for additional information regarding the pro forma presentation.

1 Formerly known as Caliber One.


                                                           PMA Capital Corporation
                                                    Consolidated Statements of Operations
                                                               (In Thousands)


                                        2nd         3rd         4th         1st        2nd     % Change
                                      Quarter     Quarter      Quarter     Quarter    Quarter      2nd
                                       2002        2002         2002        2003       2003     Quarter
                                      ------------------------------------------------------------------------

Gross Premiums Written               $ 393,129   $ 322,306   $ 283,303   $ 419,694  $ 361,899  -7.9%
                                     =========   =========   =========   =========  =========  ======

Net Premiums Written                 $ 302,503   $ 268,851   $ 245,002   $ 350,858  $ 290,656  -3.9%
                                     =========   =========   =========   =========  =========  ======

Revenues:
Net premiums earned                  $ 274,800   $ 252,731   $ 263,806   $ 274,070  $ 285,622     3.9%
Net investment income                   23,200      18,087      21,008      17,645     17,780  -23.4%
Net realized investment gains
     (losses)                          (17,552)     (3,868)      3,943       4,355      4,451  NM
Other revenues                           3,691       4,057       3,859       7,000      4,766    29.1%
                                     ---------   ---------   ---------   ---------  ---------  ------
      Total revenues                   284,139     271,007     292,616     303,070    312,619    10.0%
                                     ---------   ---------   ---------   ---------  ---------  ------

Expenses:
Losses and loss adjustment expenses    206,009     180,733     250,698     202,585    193,074  -6.3%
Acquisition expenses                    64,318      55,390      55,782      56,220     72,215    12.3%
Operating expenses                      56,387      18,067       6,237      23,872     24,222  -57.0%
Dividends to policyholders               2,403       1,469         111       2,036      2,054  -14.5%
Interest expense                           572         519       1,639       1,758      2,225   289.0%
                                     ---------   ---------   ---------   ---------  ---------  ------
      Total losses and expenses        329,689     256,178     314,467     286,471    293,790  -10.9%
                                     ---------   ---------   ---------   ---------  ---------  ------

Pre-tax income (loss)                  (45,550)     14,829     (21,851)     16,599     18,829  NM
                                     ---------   ---------   ---------   ---------  ---------  ------

Income tax expense (benefit):
      Current                             --          --        (3,606)       --          221  NM
      Deferred                         (15,801)      5,454      (7,842)      5,897      6,441  NM
                                     ---------   ---------   ---------   ---------  ---------  ------

Total income tax expense (benefit)     (15,801)      5,454     (11,448)      5,897      6,662  NM
                                     ---------   ---------   ---------   ---------  ---------  ------

Net income (loss)                    $ (29,749)  $   9,375   $ (10,403)  $  10,702  $  12,167  NM
                                     =========   =========   =========   =========  =========  ======

Pre-tax operating income (loss)      $ (27,998)  $  18,697   $ (25,794)  $  12,244  $  14,378  NM
                                     =========   =========   =========   =========  =========  ======

After-tax operating income (loss)    $ (18,340)  $  11,889   $ (12,966)  $   7,871  $   9,274  NM
                                     =========   =========   =========   =========  =========  ======

                                                                              PMA Capital Corporation
                                                                  Pro Forma Consolidated Statements of Operations
                                                                                   (In Thousands)

                                                      2nd         3rd         4th         1st        2nd     % Change
                                                    Quarter     Quarter     Quarter     Quarter    Quarter       2nd
                                                     2002        2002        2002        2003       2003      Quarter
                                                   ------------------------------------------------------------------

Gross Premiums Written                             $ 350,017   $ 316,789   $ 283,472   $ 419,584  $ 361,704     3.3%
                                                   =========   =========   =========   =========  =========  ======

Net Premiums Written                               $ 292,414   $ 272,269   $ 259,191   $ 352,562  $ 291,780  -0.2%
                                                   =========   =========   =========   =========  =========  ======

Revenues:
Net premiums earned                                $ 269,465   $ 238,481   $ 265,478   $ 267,224  $ 285,230     5.9%
Net investment income                                 22,961      17,973      20,444      17,284     17,252  -24.9%
Net realized investment gains (losses)               (17,538)     (3,834)      2,149       3,836      4,341  NM
Other revenues                                         3,691       4,057       3,859       4,500      4,766    29.1%
                                                   ---------   ---------   ---------   ---------  ---------  ------
      Total revenues                                 278,579     256,677     291,930     292,844    311,589    11.8%
                                                   ---------   ---------   ---------   ---------  ---------  ------

Expenses:
Losses and loss adjustment expenses                  195,879     170,695     244,983     196,710    192,481  -1.7%
Acquisition expenses                                  61,124      51,718      53,762      55,355     72,153    18.0%
Operating expenses                                    19,730      17,411      15,076      20,906     23,954    21.4%
Dividends to policyholders                             2,403       1,469         111       2,036      2,054  -14.5%
Interest expense                                         572         519       1,639       1,758      2,225   289.0%
                                                   ---------   ---------   ---------   ---------  ---------  ------
      Total losses and expenses                      279,708     241,812     315,571     276,765    292,867     4.7%
                                                   ---------   ---------   ---------   ---------  ---------  ------

Pre-tax income (loss) - ongoing
     operations                                       (1,129)     14,865     (23,641)     16,079     18,722  NM
                                                   ---------   ---------   ---------   ---------  ---------  ------

Income tax expense (benefit):
      Current                                           --          --        (3,606)       --          221  NM
      Deferred                                          (259)      5,467      (8,468)      5,715      6,403  NM
                                                   ---------   ---------   ---------   ---------  ---------  ------

Total income tax expense (benefit)                      (259)      5,467     (12,074)      5,715      6,624  NM
                                                   ---------   ---------   ---------   ---------  ---------  ------

Income (loss) from ongoing operations                   (870)      9,398     (11,567)     10,364     12,098  NM

Income (loss) from Run-off Operations
     1, net of tax                                   (28,879)        (23)      1,164         338         69  NM
                                                   ---------   ---------   ---------   ---------  ---------  ------

Net income (loss)                                  $ (29,749)  $   9,375   $ (10,403)  $  10,702  $  12,167  NM
                                                   =========   =========   =========   =========  =========  ======

Pre-tax operating income (loss)
     - ongoing operations                          $  16,409   $  18,699   $ (25,790)  $  12,243  $  14,381  -12.4%
                                                   =========   =========   =========   =========  =========  ======

After-tax operating income (loss)
     - ongoing operations                          $  10,530   $  11,890   $ (12,964)  $   7,871  $   9,276  -11.9%
                                                   =========   =========   =========   =========  =========  ======

Note:      The information on this page is presented for informational purposes only and is not in conformity with GAAP. See the note on the Table of Contents page for additional information regarding the pro forma presentation.



1 Formerly known as Caliber One.



                                                      PMA Capital Corporation
                                                Consolidated Statements of Operations
                                                           (In Thousands)

                                                           Six        Six    % Change
                                                         Months     Months      Six
                                                          2003       2002     Months
                                                      --------------------------------

Gross Premiums Written                                 $ 781,593  $ 780,937      0.1%
                                                       =========  =========   ======

Net Premiums Written                                   $ 641,514  $ 591,144      8.5%
                                                       =========  =========   ======

Revenues:
Net premiums earned                                    $ 559,692  $ 474,474     18.0%
Net investment income                                     35,425     45,786   -22.6%
Net realized investment gains (losses)                     8,806    (16,160)  NM
Other revenues                                            11,766      7,414     58.7%
                                                       ---------  ---------   ------
      Total revenues                                     615,689    511,514     20.4%
                                                       ---------  ---------   ------

Expenses:
Losses and loss adjustment expenses                      395,659    392,227      0.9%
Acquisition expenses                                     128,435    105,812     21.4%
Operating expenses                                        48,094     78,504   -38.7%
Dividends to policyholders                                 4,090      6,007   -31.9%
Interest expense                                           3,983      1,099    262.4%
                                                       ---------  ---------   ------
      Total losses and expenses                          580,261    583,649   -0.6%
                                                       ---------  ---------   ------

Pre-tax income (loss)                                     35,428    (72,135)  NM
                                                       ---------  ---------   ------

Income tax expense (benefit):
      Current                                                221       --     NM
      Deferred                                            12,338    (25,139)  NM
                                                       ---------  ---------   ------

Total income tax expense (benefit)                        12,559    (25,139)  NM
                                                       ---------  ---------   ------

Net income (loss)                                      $  22,869  $ (46,996)  NM
                                                       =========  =========   ======

Pre-tax operating income (loss)                        $  26,622  $ (55,975)  NM
                                                       =========  =========   ======

After-tax operating income (loss)                      $  17,145  $ (36,492)  NM
                                                       =========  =========   ======


                             PMA Capital Corporation
                 Pro Forma Consolidated Statements of Operations
                                 (In Thousands)

                                                               Six                Six              % Change
                                                              Months             Months                Six
                                                               2003               2002               Months
                                                           -------------------------------------------------

Gross Premiums Written                                       $ 781,288          $ 680,977              14.7%
                                                             =========          =========           =====

Net Premiums Written                                         $ 644,342          $ 558,974              15.3%
                                                             =========          =========           =====

Revenues:
Net premiums earned                                          $ 552,454          $ 456,939              20.9%
Net investment income                                           34,536             45,324           -23.8%
Net realized investment gains (losses)                           8,177            (16,262)          NM
Other revenues                                                   9,266              7,414              25.0%
                                                             ---------          ---------           -----
      Total revenues                                           604,433            493,415              22.5%
                                                             ---------          ---------           -----

Expenses:
Losses and loss adjustment expenses                            389,191            331,284              17.5%
Acquisition expenses                                           127,508            100,540              26.8%
Operating expenses                                              44,860             39,227              14.4%
Dividends to policyholders                                       4,090              6,007           -31.9%
Interest expense                                                 3,983              1,099             262.4%
                                                             ---------          ---------           -----
      Total losses and expenses                                569,632            478,157              19.1%
                                                             ---------          ---------           -----

Pre-tax income - ongoing operations                             34,801             15,258             128.1%
                                                             ---------          ---------           -----

Income tax expense:
      Current                                                      221               --             NM
      Deferred                                                  12,118              5,456             122.1%
                                                             ---------          ---------           -----

Total income tax expense                                        12,339              5,456             126.2%
                                                             ---------          ---------           -----

Income from ongoing operations                                  22,462              9,802             129.2%

Income (loss) from Run-off Operations 1, net of tax                407            (56,798)          NM
                                                             ---------          ---------           -----

Net income (loss)                                            $  22,869          $ (46,996)          NM
                                                             =========          =========           =====

Pre-tax operating income - ongoing operations                $  26,624          $  31,520           -15.5%
                                                             =========          =========           =====

After-tax operating income - ongoing operations              $  17,147          $  20,373           -15.8%
                                                             =========          =========           =====



Note: The information on this page is presented for informational purposes only and is not in conformity with GAAP. See the note on the Table of Contents page for additional information regarding the pro forma presentation.

1 Formerly known as Caliber One.


                                                          PMA Capital Corporation
                                                         Consolidated Balance Sheets
                                                               (In Thousands)

                                                     ---------------                                                  -------------
                                                          2nd           3rd              4th              1st            2nd
                                                        Quarter       Quarter          Quarter          Quarter        Quarter
                                                         2002          2002             2002             2003           2003
                                                     ------------------------------------------------------------------------------

Assets:
Investments in fixed maturities available for sale      $ 1,409,827   $ 1,509,862      $ 1,529,924      $ 1,641,593    $ 1,741,879
Short-term investments                                      259,075       200,403          298,686          199,782        282,366
Short-term investments, loaned securities collateral        247,791       214,087                -          108,513        185,566
Cash                                                          9,493        14,404           43,853            4,635         12,556
                                                     --------------- -------------  ---------------  ------------------------------
      Total investments and cash                          1,926,186     1,938,756        1,872,463        1,954,523      2,222,367

Accrued investment income                                    20,105        21,405           18,600           22,426         19,357
Premiums receivable                                         383,323       376,293          363,675          457,528        394,065
Reinsurance receivables                                   1,350,211     1,260,399        1,295,083        1,314,103      1,307,506
Deferred income taxes                                       107,051        86,672           94,074           88,410         70,928
Deferred acquisition costs                                   83,683        87,236           89,222          103,275        108,740
Funds held by reinsureds                                    148,104       159,750          157,479          168,597        165,533
Other assets                                                195,902       185,943          215,198          222,595        249,110
                                                     --------------- -------------  ---------------  ---------------  -------------
      Total assets                                      $ 4,214,565   $ 4,116,454      $ 4,105,794      $ 4,331,457    $ 4,537,606
                                                     =============== =============  ===============  ===============  =============

Liabilities:
Unpaid losses and loss adjustment expenses              $ 2,394,229   $ 2,304,309      $ 2,449,890      $ 2,448,147    $ 2,430,276
Unearned premiums                                           439,003       442,485          405,379          484,789        499,960
Debt                                                         62,500        55,000          151,250          131,250        176,250
Accounts payable, accrued expenses
      and other liabilities                                 251,271       232,688          253,175          281,920        301,049
Funds held under reinsurance treaties                       236,102       255,950          249,670          273,469        311,081
Dividends to policyholders                                   18,205        16,755           14,998           14,981         15,669
Payable under securities loan agreements                    253,354       215,394               42          108,533        185,574
                                                     --------------- -------------  ---------------  ---------------  -------------
      Total liabilities                                   3,654,664     3,522,581        3,524,404        3,743,089      3,919,859
                                                     --------------- -------------  ---------------  ---------------  -------------

Shareholders' Equity:
Class A Common stock                                        171,090       171,090          171,090          171,090        171,090
Additional paid-in capital                                  109,331       109,331          109,331          109,331        109,331
Retained earnings                                           326,510       332,566          319,014          326,425        335,304
Accumulated other comprehensive income                        5,766        33,483           34,552           34,119         54,621
Notes receivable from officers                                  (61)          (62)             (62)             (62)           (64)
Treasury stock, at cost                                     (52,735)      (52,535)         (52,535)         (52,535)       (52,535)
                                                     --------------- -------------  ---------------  ---------------  -------------
      Total shareholders' equity                            559,901       593,873          581,390          588,368        617,747
                                                     --------------- -------------  ---------------  ---------------  -------------
      Total liabilities and shareholders' equity        $ 4,214,565   $ 4,116,454      $ 4,105,794      $ 4,331,457    $ 4,537,606
                                                     =============== =============  ===============  ===============  =============

                                                     ---------------                                                  -------------



                                                                PMA Capital Corporation
                                                        Invested Assets & Net Investment Income
                                                                 (Dollars in Thousands)

                                         ------------------
                                                2nd                 3rd                 4th                 1st
                                              Quarter             Quarter             Quarter             Quarter
                                               2002                2002                2002                2003
                                         --------------------------------------------------------------------------------

Total Investments & Cash
As Reported                                    $ 1,926,186        $ 1,938,756         $ 1,872,463         $ 1,954,523
Less:
      Securities Lending Activity                  253,354            215,394                  42             108,533
      Unrealized Gain                                8,278             50,437              51,172              51,031
                                         ------------------  -----------------   -----------------   -----------------
      Total Adjusted Investments & Cash        $ 1,664,554        $ 1,672,925         $ 1,821,249         $ 1,794,959
                                         ==================  =================   =================   =================

Net Investment Income
As Reported                                       $ 23,200           $ 18,087            $ 21,008            $ 17,645
Funds Held:
       Assumed                                       4,386                 16               5,997               1,036
       Ceded                                        (4,140)            (3,492)             (5,740)             (3,859)
                                         ------------------  -----------------   -----------------   -----------------
Total Funds Held                                       246             (3,476)                257              (2,823)
                                         ------------------  -----------------   -----------------   -----------------


      Total Adjusted Investment Income            $ 22,954           $ 21,563            $ 20,751            $ 20,468
                                         ==================  =================   =================   =================

Yield
As Reported                                          4.85%              3.75%               4.49%               3.69%
Investment Portfolio                                 5.42%              5.18%               4.56%               4.53%

Duration (in years)                                    3.9                3.8                 3.5                 3.8

                                         ------------------                                          -----------------






                                         -----------------      -----------------
                                                2nd                    Six                 Six
                                              Quarter                Months              Months
                                               2003                   2003                2002
                                         -----------------      -----------------   -----------------


Total Investments & Cash                      $ 2,222,367            $ 2,222,367         $ 1,926,186
As Reported
Less:                                             185,574                185,574             253,354
      Securities Lending Activity                  81,025                 81,025               8,278
      Unrealized Gain                    -----------------      -----------------   -----------------
                                              $ 1,955,768            $ 1,955,768         $ 1,664,554
      Total Adjusted Investments & Cas   =================      =================   =================


Net Investment Income                            $ 17,780               $ 35,425            $ 45,786
As Reported
Funds Held:                                         1,940                  2,976               8,860
       Assumed                                     (3,567)                (7,426)             (8,530)
       Ceded                             -----------------      -----------------   -----------------
                                                   (1,627)                (4,450)                330
Total Funds Held                         -----------------      -----------------   -----------------

                                                 $ 19,407               $ 39,875            $ 45,456
      Total Adjusted Investment Income   =================      =================   =================


Yield                                               3.41%                  3.51%               4.89%
As Reported                                         4.14%                  4.29%               5.29%
Investment Portfolio
                                                      3.8                    3.8                 3.9
Duration (in years)
                                         -----------------      -----------------









                                                                  PMA Capital Corporation
                                                         Statements of Operations - Consolidating
                                                              Six Months Ended June 30, 2003
                                                                      (In Thousands)

                                                                                         --------------------
                                                                           PMA                 Ongoing
                                                                        Insurance             Insurance              Corporate
                                                   PMA Re                 Group              Operations              & Other1
                                            ----------------------------------------------------------------------------------------

Gross Premiums Written                                $ 433,979              $ 347,689             $ 781,668                 $ (380)
                                            ====================  =====================  ====================   ====================

Net Premiums Written                                  $ 331,043              $ 313,679             $ 644,722                 $ (380)
                                            ====================  =====================  ====================   ====================

Revenues:
Net premiums earned                                   $ 302,243              $ 250,591             $ 552,834                 $ (380)
Net investment income                                    17,042                 16,474                33,516                  1,020
Other revenues                                                -                  9,008                 9,008                    258
                                            --------------------  ---------------------  --------------------   --------------------
     Operating revenues                                 319,285                276,073               595,358                    898
                                            --------------------  ---------------------  --------------------   --------------------

Losses and Expenses:
Losses and loss adjustment expenses                     205,955                183,236               389,191                      -
Acquisition expenses                                     85,102                 42,406               127,508                      -
Operating expenses                                        6,544                 31,163                37,707                  7,153
Dividends to policyholders                                    -                  4,090                 4,090                      -
                                            --------------------  ---------------------  --------------------   --------------------
     Total losses and expenses                          297,601                260,895               558,496                  7,153
                                            --------------------  ---------------------  --------------------   --------------------

Operating income (loss) before income taxes
     and interest expense                                21,684                 15,178                36,862                 (6,255)

Interest expense                                              -                      -                     -                  3,983
                                            --------------------  ---------------------  --------------------   --------------------

Pre-tax operating income (loss)                        $ 21,684               $ 15,178              $ 36,862              $ (10,238)
                                            ====================  =====================  ====================   ====================

                                                                                         --------------------
Net realized investment gains


Pre-tax income





                                            ---------------------                         ----------------------

                                                   Ongoing               Run-off
                                                 Operations            Operations2             Consolidated
                                            --------------------------------------------------------------------

Gross Premiums Written                                 $ 781,288                 $ 305                $ 781,593
                                            =====================  ====================   ======================


Net Premiums Written                                   $ 644,342              $ (2,828)               $ 641,514
                                            =====================  ====================   ======================

Revenues:
Net premiums earned                                    $ 552,454               $ 7,238                $ 559,692
Net investment income                                     34,536                   889                   35,425
Other revenues                                             9,266                 2,500                   11,766
                                            ---------------------  --------------------   ----------------------
     Operating revenues                                  596,256                10,627                  606,883
                                            ---------------------  --------------------   ----------------------

Losses and Expenses:
Losses and loss adjustment expenses                      389,191                 6,468                  395,659
Acquisition expenses                                     127,508                   927                  128,435
Operating expenses                                        44,860                 3,234                   48,094
Dividends to policyholders                                 4,090                     -                    4,090
                                            ---------------------  --------------------   ----------------------
     Total losses and expenses                           565,649                10,629                  576,278
                                            ---------------------  --------------------   ----------------------

Operating income (loss) before income taxes
     and interest expense                                 30,607                    (2)                  30,605

Interest expense                                           3,983                     -                    3,983
                                            ---------------------  --------------------   ----------------------


Pre-tax operating income (loss)                         $ 26,624                  $ (2)                  26,622
                                            =====================  ====================

                                            ---------------------
Net realized investment gains                                                                             8,806
                                                                                          ----------------------

Pre-tax income                                                                                         $ 35,428
                                                                                          ======================

                                                                                          ----------------------



 1   Corporate & Other includes the effect of eliminating transactions between the various Insurance Operations.
 2   Formerly known as Caliber One.


                                                                   PMA Capital Corporation
                                                          Statements of Operations - Consolidating
                                                               Six Months Ended June 30, 2002
                                                                       (In Thousands)

                                                                                        --------------------
                                                                          PMA                 Ongoing
                                                                       Insurance             Insurance              Corporate
                                                  PMA Re                 Group              Operations              & Other1
                                            ----------------------------------------------------------------------------------------

Gross Premiums Written                               $ 388,474              $ 292,936             $ 681,410                 $ (433)
                                            ===================  =====================  ====================   ====================

Net Premiums Written                                 $ 299,307              $ 260,100             $ 559,407                 $ (433)
                                            ===================  =====================  ====================   ====================

Revenues:
Net premiums earned                                  $ 251,032              $ 206,340             $ 457,372                 $ (433)
Net investment income                                   27,909                 18,031                45,940                   (616)
Other revenues                                               -                  6,898                 6,898                    516
                                            -------------------  ---------------------  --------------------   --------------------
     Operating revenues                                278,941                231,269               510,210                   (533)
                                            -------------------  ---------------------  --------------------   --------------------

Losses and Expenses:
Losses and loss adjustment expenses                    178,856                152,428               331,284                      -
Acquisition expenses                                    64,458                 36,082               100,540                      -
Operating expenses                                       8,921                 23,958                32,879                  6,348
Dividends to policyholders                                   -                  6,007                 6,007                      -
                                            -------------------  ---------------------  --------------------   --------------------
     Total losses and expenses                         252,235                218,475               470,710                  6,348
                                            -------------------  ---------------------  --------------------   --------------------

Operating income (loss) before income taxes
     and interest expense                               26,706                 12,794                39,500                 (6,881)

Interest expense                                             -                      -                     -                  1,099
                                            -------------------  ---------------------  --------------------   --------------------

Pre-tax operating income (loss)                       $ 26,706               $ 12,794              $ 39,500               $ (7,980)
                                            ===================  =====================  ====================   ====================

                                                                                        --------------------
Net realized investment losses


Pre-tax loss






                                            ---------------------                         ----------------------

                                                   Ongoing               Run-off
                                                 Operations            Operations2             Consolidated
                                            --------------------------------------------------------------------

Gross Premiums Written                                $ 680,977              $ 99,960                $ 780,937
                                           =====================  ====================   ======================


Net Premiums Written                                  $ 558,974              $ 32,170                $ 591,144
                                           =====================  ====================   ======================

Revenues:
Net premiums earned                                   $ 456,939              $ 17,535                $ 474,474
Net investment income                                    45,324                   462                   45,786
Other revenues                                            7,414                     -                    7,414
                                           ---------------------  --------------------   ----------------------
     Operating revenues                                 509,677                17,997                  527,674
                                           ---------------------  --------------------   ----------------------

Losses and Expenses:
Losses and loss adjustment expenses                     331,284                60,943                  392,227
Acquisition expenses                                    100,540                 5,272                  105,812
Operating expenses                                       39,227                39,277                   78,504
Dividends to policyholders                                6,007                     -                    6,007
                                           ---------------------  --------------------   ----------------------
     Total losses and expenses                          477,058               105,492                  582,550
                                           ---------------------  --------------------   ----------------------

Operating income (loss) before income taxes
     and interest expense                                32,619               (87,495)                 (54,876)

Interest expense                                          1,099                     -                    1,099
                                           ---------------------  --------------------   ----------------------


Pre-tax operating income (loss)                        $ 31,520             $ (87,495)                 (55,975)
                                           =====================  ====================

                                           ---------------------
Net realized investment losses                                                                         (16,160)
                                                                                         ----------------------

Pre-tax loss                                                                                         $ (72,135)
                                                                                         ======================

                                                                                         ----------------------




 1   Corporate & Other includes the effect of eliminating transactions between the various Insurance Operations.
 2   Formerly known as Caliber One.


                                                                            PMA Capital Corporation
                                                                               Insurance Ratios
                                                                        Six Months Ended June 30, 2003

                                                                                                         ----------------------
                                                                                           PMA                  Ongoing
                                                                                        Insurance              Insurance
                                                                 PMA Re                  Group1               Operations
                                                          ---------------------------------------------------------------------

Ratios - GAAP Basis:


Loss and LAE ratio                                                       68.1%                   73.1%                   70.4%
                                                          ---------------------   ---------------------  ----------------------

Expense ratio:
               Acquisition expenses                                      28.2%                   16.9%                   23.1%
               Operating expenses                                         2.2%                   10.0%                    5.7%
                                                          ---------------------   ---------------------  ----------------------
               Total expense ratio                                       30.4%                   26.9%                   28.8%
                                                          ---------------------   ---------------------  ----------------------

Policyholders' dividend ratio                                               NA                    1.6%                    0.7%

                                                          ---------------------   ---------------------  ----------------------
Combined ratio                                                           98.5%                  101.6%                   99.9%
                                                          =====================   =====================  ======================

Net investment income ratio                                              -5.6%                   -6.6%                   -6.1%
                                                          ---------------------   ---------------------  ----------------------
Operating ratio                                                          92.9%                   95.0%                   93.8%
                                                          =====================   =====================  ======================

                                                                                                         ----------------------

1 The operating expense ratio and the combined ratio are computed based on $25.0 million of insurance-related operating expenses.



                                                                    PMA Capital Corporation
                                                                       Insurance Ratios
                                                                Six Months Ended June 30, 2002

                                                                                                          ----------------------
                                                                                            PMA                  Ongoing
                                                                                         Insurance              Insurance
                                                                  PMA Re                  Group1               Operations
                                                           ---------------------------------------------------------------------

Ratios - GAAP Basis:


Loss and LAE ratio                                                        71.2%                   73.9%                   72.5%
                                                           ---------------------   ---------------------  ----------------------

Expense ratio:
               Acquisition expenses                                       25.7%                   17.5%                   22.0%
               Operating expenses                                          3.5%                    9.1%                    6.1%
                                                           ---------------------   ---------------------  ----------------------
               Total expense ratio                                        29.2%                   26.6%                   28.1%
                                                           ---------------------   ---------------------  ----------------------

Policyholders' dividend ratio                                                NA                    2.9%                    1.3%

                                                           ---------------------   ---------------------  ----------------------
Combined ratio                                                           100.4%                  103.4%                  101.9%
                                                           =====================   =====================  ======================

Net investment income ratio                                              -11.1%                   -8.7%                  -10.0%
                                                           ---------------------   ---------------------  ----------------------
Operating ratio                                                           89.3%                   94.7%                   91.9%
                                                           =====================   =====================  ======================

                                                                                                          ----------------------

1 The operating expense ratio and the combined ratio are computed based on $18.8 million of insurance-related operating expenses.

                                       11


                                                                         PMA Capital Corporation
                                                                Statements of Operations - Consolidating
                                                                    Three Months Ended June 30, 2003
                                                                             (In Thousands)

                                                                                         --------------------
                                                                           PMA                 Ongoing
                                                                        Insurance             Insurance              Corporate
                                                    PMA Re                Group              Operations              & Other1
                                             ---------------------------------------------------------------------------------------

Gross Premiums Written                                 $ 227,860             $ 133,968             $ 361,828                 $ (124)
                                             ====================  ====================  ====================   ====================

Net Premiums Written                                   $ 172,464             $ 119,440             $ 291,904                 $ (124)
                                             ====================  ====================  ====================   ====================

Revenues:
Net premiums earned                                    $ 151,004             $ 134,350             $ 285,354                 $ (124)
Net investment income                                      8,611                 8,203                16,814                    438
Other revenues                                                 -                 4,577                 4,577                    189
                                             --------------------  --------------------  --------------------   --------------------
     Operating revenues                                  159,615               147,130               306,745                    503
                                             --------------------  --------------------  --------------------   --------------------

Losses and Expenses:
Losses and loss adjustment expenses                       93,280                99,201               192,481                      -
Acquisition expenses                                      49,329                22,824                72,153                      -
Operating expenses                                         3,899                16,213                20,112                  3,842
Dividends to policyholders                                     -                 2,054                 2,054                      -
                                             --------------------  --------------------  --------------------   --------------------
     Total losses and expenses                           146,508               140,292               286,800                  3,842
                                             --------------------  --------------------  --------------------   --------------------

Operating income (loss) before income taxes
     and interest expense                                 13,107                 6,838                19,945                 (3,339)

Interest expense                                               -                     -                     -                  2,225
                                             --------------------  --------------------  --------------------   --------------------

Pre-tax operating income (loss)                         $ 13,107               $ 6,838              $ 19,945               $ (5,564)
                                             ====================  ====================  ====================   ====================

                                                                                         --------------------
Net realized investment gains


Pre-tax income



                                             ---------------------                        ----------------------

                                                    Ongoing              Run-off
                                                  Operations           Operations2             Consolidated
                                             -------------------------------------------------------------------

Gross Premiums Written                                  $ 361,704                $ 195                $ 361,899
                                             =====================  ===================   ======================

Net Premiums Written
                                                        $ 291,780             $ (1,124)               $ 290,656
                                             =====================  ===================   ======================
Revenues:
Net premiums earned
Net investment income                                   $ 285,230                $ 392                $ 285,622
Other revenues                                             17,252                  528                   17,780
                                                            4,766                    -                    4,766
     Operating revenues                      ---------------------  -------------------   ----------------------
                                                          307,248                  920                  308,168
                                             ---------------------  -------------------   ----------------------
Losses and Expenses:
Losses and loss adjustment expenses
Acquisition expenses                                      192,481                  593                  193,074
Operating expenses                                         72,153                   62                   72,215
Dividends to policyholders                                 23,954                  268                   24,222
                                                            2,054                    -                    2,054
     Total losses and expenses               ---------------------  -------------------   ----------------------
                                                          290,642                  923                  291,565
                                             ---------------------  -------------------   ----------------------
Operating income (loss) before income taxes
     and interest expense
                                                           16,606                   (3)                  16,603
Interest expense
                                                            2,225                    -                    2,225
                                             ---------------------  -------------------   ----------------------

Pre-tax operating income (loss)
                                                         $ 14,381                 $ (3)                  14,378
                                             =====================  ===================
Net realized investment gains
                                             ---------------------
                                                                                                          4,451
Pre-tax income                                                                            ----------------------

                                                                                                       $ 18,829
                                                                                          ======================

                                                                                          ----------------------



 1   Corporate & Other includes the effect of eliminating transactions between the various Insurance Operations.
 2   Formerly known as Caliber One.


                                                                          PMA Capital Corporation
                                                                 Statements of Operations - Consolidating
                                                                     Three Months Ended June 30, 2002
                                                                              (In Thousands)

                                                                  ------------              ------------              ------------
                                                        PMA          Ongoing
                                                     Insurance       Insurance    Corporate      Ongoing     Run-off
                                      PMA Re           Group        Operations    & Other1     Operations  Operations  Consolidated
                                      --------------------------------------------------------------------------------------------

Gross Premiums Written                   $ 252,781     $ 97,451    $ 350,232       $ (215)    $ 350,017    $ 43,112     $ 393,129
                                      =============  =========== ============ ============ ============= ===========  ============

Net Premiums Written                     $ 208,982     $ 83,647    $ 292,629       $ (215)    $ 292,414    $ 10,089     $ 302,503
                                      =============  =========== ============ ============ ============= ===========  ============

Revenues:
Net premiums earned                      $ 168,991    $ 100,689    $ 269,680       $ (215)    $ 269,465     $ 5,335     $ 274,800
Net investment income                       14,142        9,193       23,335         (374)       22,961         239        23,200
Other revenues                                   -        3,309        3,309          382         3,691           -         3,691
                                      -------------  ----------- ------------ ------------ ------------- -----------  ------------
     Operating revenues                    183,133      113,191      296,324         (207)      296,117       5,574       301,691
                                      -------------  ----------- ------------ ------------ ------------- -----------  ------------

Losses and Expenses:
Losses and loss adjustment expenses        121,432       74,447      195,879            -       195,879      10,130       206,009
Acquisition expenses                        43,557       17,567       61,124            -        61,124       3,194        64,318
Operating expenses                           4,375       12,387       16,762        2,968        19,730      36,657        56,387
Dividends to policyholders                       -        2,403        2,403            -         2,403           -         2,403
                                      -------------  ----------- ------------ ------------ ------------- -----------  ------------
     Total losses and expenses             169,364      106,804      276,168        2,968       279,136      49,981       329,117
                                      -------------  ----------- ------------ ------------ ------------- -----------  ------------

Operating income (loss)
     before income taxes
     and interest expense                   13,769        6,387       20,156       (3,175)       16,981     (44,407)      (27,426)

Interest expense                                 -            -            -          572           572           -           572
                                      -------------  ----------- ------------ ------------ ------------- -----------  ------------

Pre-tax operating income (loss)           $ 13,769      $ 6,387     $ 20,156     $ (3,747)     $ 16,409   $ (44,407)      (27,998)
                                      =============  =========== ============ ============ ============= ===========

                                                                 ------------              -------------
Net realized investment losses                                                                                            (17,552)
                                                                                                                      ------------

Pre-tax loss                                                                                                            $ (45,550)
                                                                                                                      =============




 1   Corporate & Other includes the effect of eliminating transactions between the various Insurance Operations.
 2   Formerly known as Caliber One.


                                                                     PMA Capital Corporation
                                                                        Insurance Ratios
                                                                Three Months Ended June 30, 2003

                                                                                                      ----------------------
                                                                                        PMA                  Ongoing
                                                                                     Insurance              Insurance
                                                              PMA Re                  Group1               Operations
                                                       ---------------------------------------------------------------------

Ratios - GAAP Basis:


Loss and LAE ratio                                                    61.8%                   73.8%                   67.5%
                                                       ---------------------   ---------------------  ----------------------

Expense ratio:
               Acquisition expenses                                   32.7%                   17.0%                   25.3%
               Operating expenses                                      2.5%                    9.6%                    5.9%
                                                       ---------------------   ---------------------  ----------------------
               Total expense ratio                                    35.2%                   26.6%                   31.2%
                                                       ---------------------   ---------------------  ----------------------

Policyholders' dividend ratio                                            NA                    1.5%                    0.7%

                                                       ---------------------   ---------------------  ----------------------
Combined ratio                                                        97.0%                  101.9%                   99.4%
                                                       =====================   =====================  ======================

Net investment income ratio                                           -5.7%                   -6.1%                   -5.9%
                                                       ---------------------   ---------------------  ----------------------
Operating ratio                                                       91.3%                   95.8%                   93.5%
                                                       =====================   =====================  ======================

                                                                                                      ----------------------

1 The operating expense ratio and the combined ratio are computed based on $12.9 million of insurance-related operating expenses.


                                                      PMA Capital Corporation
                                                         Insurance Ratios
                                                 Three Months Ended June 30, 2002

                                                                                                   ----------------------
                                                                                     PMA                  Ongoing
                                                                                  Insurance              Insurance
                                                           PMA Re                  Group1               Operations
                                                    ---------------------------------------------------------------------

Ratios - GAAP Basis:


Loss and LAE ratio                                                 71.9%                   73.9%                   72.6%
                                                    ---------------------   ---------------------  ----------------------

Expense ratio:
               Acquisition expenses                                25.8%                   17.4%                   22.7%
               Operating expenses                                   2.6%                    9.4%                    5.1%
                                                    ---------------------   ---------------------  ----------------------
               Total expense ratio                                 28.4%                   26.8%                   27.8%
                                                    ---------------------   ---------------------  ----------------------

Policyholders' dividend ratio                                         NA                    2.4%                    0.9%

                                                    ---------------------   ---------------------  ----------------------
Combined ratio                                                    100.3%                  103.1%                  101.3%
                                                    =====================   =====================  ======================

Net investment income ratio                                        -8.4%                   -9.1%                   -8.7%
                                                    ---------------------   ---------------------  ----------------------
Operating ratio                                                    91.9%                   94.0%                   92.6%
                                                    =====================   =====================  ======================

                                                                                                   ----------------------

1 The operating expense ratio and the combined ratio are computed based on $9.5 million of insurance-related operating expenses.


                                                                        PMA Capital Corporation
                                                                   Statements of Operations - PMA Re
                                                                     (Dollar Amounts in Thousands)

                                   ----------------                                                             -----------------
                                         2nd                 3rd                4th                1st                 2nd
                                       Quarter             Quarter            Quarter            Quarter             Quarter
                                        2002                2002               2002               2003                2003
                                   -------------------------------------------------------------------------------------------------

 Gross Premiums Written               $ 252,781           $ 186,499          $ 201,814          $ 206,119           $ 227,860
                                   ================   =================  =================  ==================  =================

 Net Premiums Written                 $ 208,982           $ 153,862          $ 185,870          $ 158,579           $ 172,464
                                   ================   =================  =================  ==================  =================

Revenues:
Net premiums earned                      $ 168,991           $ 135,511          $ 164,970           $ 151,239          $ 151,004
Net investment income                       14,142               9,239             11,588               8,431              8,611
                                   ----------------   -----------------  -----------------  ------------------  -----------------
     Operating revenues                    183,133             144,750            176,558             159,670            159,615
                                   ----------------   -----------------  -----------------  ------------------  -----------------

Losses and Expenses:
Losses and loss adjustment expenses        121,432              92,574            167,798             112,675             93,280
Acquisition expenses                        43,557              33,679             36,009              35,773             49,329
Operating expenses                           4,375               3,301              1,231               2,645              3,899
                                   ----------------   -----------------  -----------------  ------------------  -----------------
     Total losses and expenses             169,364             129,554            205,038             151,093            146,508
                                   ----------------   -----------------  -----------------  ------------------  -----------------

Pre-tax operating income (loss)           $ 13,769            $ 15,196          $ (28,480)            $ 8,577           $ 13,107
                                   ================   =================  =================  ==================  =================

                                   ----------------                                                             -----------------





                                   -----------------
                                            Six                Six                % Change            % Change
                                          Months             Months                  2nd                 Six
                                           2003               2002                Quarter              Months
                                   --------------------------------------------------------------------------------

 Gross Premiums Written                $ 433,979          $ 388,474                    -9.9%               11.7%
                                   =================  =================     =================   =================

 Net Premiums Written                  $ 331,043          $ 299,307                   -17.5%               10.6%
                                   =================  =================     =================   =================

Revenues:
Net premiums earned                       $ 302,243          $ 251,032                -10.6%               20.4%
Net investment income                        17,042             27,909                -39.1%              -38.9%
                                   -----------------  -----------------     -----------------   -----------------
     Operating revenues                     319,285            278,941                -12.8%               14.5%
                                   -----------------  -----------------     -----------------   -----------------

Losses and Expenses:
Losses and loss adjustment expenses         205,955            178,856                -23.2%               15.2%
Acquisition expenses                         85,102             64,458                 13.3%               32.0%
Operating expenses                            6,544              8,921                -10.9%              -26.6%
                                   -----------------  -----------------     -----------------   -----------------
     Total losses and expenses              297,601            252,235                -13.5%               18.0%
                                   -----------------  -----------------     -----------------   -----------------

Pre-tax operating income (loss)            $ 21,684           $ 26,706                 -4.8%              -18.8%
                                   =================  =================     =================   =================

                                   -----------------


                                       16


                                                          PMA Capital Corporation
                                                         Insurance Ratios - PMA Re

                            -----------------                                                             -----------------
                                   2nd                 3rd                4th                1st                 2nd
                                 Quarter             Quarter            Quarter            Quarter             Quarter
                                  2002                2002               2002               2003                2003
                            ----------------------------------------------------------------------------------------------------

Ratios - GAAP Basis:


Loss and LAE ratio                     71.9%               68.3%             101.7%               74.5%              61.8%
                            -----------------   -----------------  -----------------  ------------------  -----------------

Expense ratio:
     Acquisition expenses              25.8%               24.9%              21.8%               23.7%              32.7%
     Operating expenses                 2.6%                2.4%               0.8%                1.7%               2.5%
                            -----------------   -----------------  -----------------  ------------------  -----------------
     Total expense ratio               28.4%               27.3%              22.6%               25.4%              35.2%
                            -----------------   -----------------  -----------------  ------------------  -----------------

Combined ratio                        100.3%               95.6%             124.3%               99.9%              97.0%
                            =================   =================  =================  ==================  =================

Net investment income ratio            -8.4%               -6.8%              -7.0%               -5.6%              -5.7%
                            -----------------   -----------------  -----------------  ------------------  -----------------
Operating ratio                        91.9%               88.8%             117.3%               94.3%              91.3%
                            =================   =================  =================  ==================  =================

                            -----------------                                                             -----------------






                            -----------------
                                   Six                Six               Point Chg.          Point Chg.
                                 Months             Months              2nd Quarter         Six Months
                                  2003               2002             Better (Worse)      Better (Worse)
                            ------------------------------------------------------------------------------




Ratios - GAAP Basis:                  68.1%              71.2%                  10.1                 3.1
                           -----------------  -----------------     -----------------   -----------------

Loss and LAE ratio
                                      28.2%              25.7%                  (6.9)               (2.5)
                                       2.2%               3.5%                   0.1                 1.3
Expense ratio:             -----------------  -----------------     -----------------   -----------------
     Acquisition expenses             30.4%              29.2%                  (6.8)               (1.2)
     Operating expenses    -----------------  -----------------     -----------------   -----------------
     Total expense ratio              98.5%             100.4%                   3.3                 1.9
                           =================  =================     =================   =================

Combined ratio                        -5.6%             -11.1%                  (2.7)               (5.5)
                           -----------------  -----------------     -----------------   -----------------
Net investment income ratio           92.9%              89.3%                   0.6                (3.6)
                           =================  =================     =================   =================

Operating ratio            -----------------


                                                                   PMA Capital Corporation
                                                  Statements of Operations - PMA Insurance Group
                                                          (Dollar Amounts in Thousands)

                                   ------------------                                           -------------- ---------------
                                          2nd            3rd           4th           1st            2nd            Six
                                        Quarter        Quarter       Quarter       Quarter        Quarter         Months
                                         2002           2002          2002          2003           2003           2003
                                   -------------------------------------------------------------------------------------------

Gross Premiums Written                  $ 97,451      $ 130,510     $ 91,886      $ 213,721      $ 133,968      $ 347,689
                                   ================== ============= ============= ============= ============== ===============

Net Premiums Written                    $ 83,647      $ 118,627     $ 73,549      $ 194,239      $ 119,440      $ 313,679
                                   ================== ============= ============= ============= ============== ===============

Revenues:
Net premiums earned                        $ 100,689     $ 103,190     $ 100,736     $ 116,241      $ 134,350       $ 250,591
Net investment income                          9,193         8,971         8,611         8,271          8,203          16,474
Other revenues                                 3,309         3,989         3,807         4,431          4,577           9,008
                                   ------------------ ------------- ------------- ------------- -------------- ---------------
     Operating revenues                      113,191       116,150       113,154       128,943        147,130         276,073
                                   ------------------ ------------- ------------- ------------- -------------- ---------------

Losses and Expenses:
Losses and loss adjustment expenses           74,447        78,121        77,185        84,035         99,201         183,236
Acquisition expenses                          17,567        18,039        17,753        19,582         22,824          42,406
Operating expenses                            12,387        11,807        12,267        14,950         16,213          31,163
Dividends to policyholders                     2,403         1,469           111         2,036          2,054           4,090
                                   ------------------ ------------- ------------- ------------- -------------- ---------------
     Total losses and expenses               106,804       109,436       107,316       120,603        140,292         260,895
                                   ------------------ ------------- ------------- ------------- -------------- ---------------

Pre-tax operating income                     $ 6,387       $ 6,714       $ 5,838       $ 8,340        $ 6,838        $ 15,178
                                   ================== ============= ============= ============= ============== ===============

                                   ------------------                                           -------------- ---------------




                                        Six                  % Change             % Change
                                       Months                   2nd                  Six
                                       2002                  Quarter               Months
                                   -------------------------------------------------------------

Gross Premiums Written              $ 292,936                       37.5%                18.7%
                                   ===============     ===================  ===================

Net Premiums Written                $ 260,100                       42.8%                20.6%
                                   ===============     ===================  ===================

Revenues:
Net premiums earned                     $ 206,340                   33.4%                21.4%
Net investment income                      18,031                  -10.8%                -8.6%
Other revenues                              6,898                   38.3%                30.6%
                                   ---------------     -------------------  -------------------
     Operating revenues                   231,269                   30.0%                19.4%
                                   ---------------     -------------------  -------------------

Losses and Expenses:
Losses and loss adjustment expenses       152,428                   33.3%                20.2%
Acquisition expenses                       36,082                   29.9%                17.5%
Operating expenses                         23,958                   30.9%                30.1%
Dividends to policyholders                  6,007                  -14.5%               -31.9%
                                   ---------------     -------------------  -------------------
     Total losses and expenses            218,475                   31.4%                19.4%
                                   ---------------     -------------------  -------------------

Pre-tax operating income                 $ 12,794                    7.1%                18.6%
                                   ===============     ===================  ===================






                                                                                          PMA Capital Corporation
                                                                                   Insurance Ratios - PMA Insurance Group

                               -----------------                                                                  -----------------
                                     2nd                  3rd                  4th                  1st                  2nd
                                   Quarter              Quarter              Quarter              Quarter              Quarter
                                    2002                 2002                 2002                 2003                 2003
                               -----------------------------------------------------------------------------------------------------

Ratios - GAAP Basis:


Loss and LAE ratio                        73.9%               75.7%                76.6%                72.3%                73.8%
                               -----------------   -----------------    -----------------    -----------------    -----------------

Expense ratio:
     Acquisition expenses                 17.4%               17.5%                17.6%                16.8%                17.0%
     Operating expenses 1                  9.4%                8.4%                 9.2%                10.4%                 9.6%
                               -----------------   -----------------    -----------------    -----------------    -----------------
     Total expense ratio                  26.8%               25.9%                26.8%                27.2%                26.6%
                               -----------------   -----------------    -----------------    -----------------    -----------------

Policyholders' dividend ratio              2.4%                1.4%                 0.1%                 1.8%                 1.5%
                               -----------------   -----------------    -----------------    -----------------    -----------------

Combined ratio                           103.1%              103.0%               103.5%               101.3%               101.9%
                               =================   =================    =================    =================    =================

Net investment income ratio               -9.1%               -8.7%                -8.5%                -7.1%                -6.1%
                               -----------------   -----------------    -----------------    -----------------    -----------------
Operating ratio                           94.0%               94.3%                95.0%                94.2%                95.8%
                               =================   =================    =================    =================    =================

                               -----------------                                                                  -----------------
Management Corp. Expenses:              12,387              11,807               12,267               14,950                16,213
                                         2,882               3,127                3,015                2,866                 3,338
                                         9,505               8,680                9,252               12,084                12,875



                               ------------------
                                          Six                  Six                 Point Chg.           Point Chg.
                                         Months               Months               2nd Quarter          Six Months
                                         2003                 2002               Better (Worse)       Better (Worse)
                               ----------------------------------------------------------------------------------------




Ratios - GAAP Basis:                       73.1%                73.9%                     0.1                  0.8
                               ------------------   ------------------     -------------------  -------------------

Loss and LAE ratio
                                           16.9%                17.5%                     0.4                  0.6
                                           10.0%                 9.1%                    (0.2)                (0.9)
Expense ratio:                 ------------------   ------------------     -------------------  -------------------
     Acquisition expenses                  26.9%                26.6%                     0.2                 (0.3)
     Operating expenses 1      ------------------   ------------------     -------------------  -------------------

     Total expense ratio                    1.6%                 2.9%                     0.9                  1.3
                               ------------------   ------------------
                                                                           -------------------  -------------------
Policyholders' dividend ratio             101.6%               103.4%                     1.2                  1.8
                               ==================   ==================     ===================  ===================

Combined ratio                             -6.6%                -8.7%                    (3.0)                (2.1)
                               ------------------   ------------------     -------------------  -------------------
                                           95.0%                94.7%                    (1.8)                (0.3)
Net investment income ratio    ==================   ==================     ===================  ===================

Operating ratio                ------------------



                                         31,163               23,958
Management Corp. Expenses:                6,204                5,180
                                         24,959               18,778


1 The operating expense ratio equals insurance-related operating expenses divided by net premiums earned. Insurance-related operating expenses were $9.5 million, $8.7 million, $9.3 million, $12.1 million and $12.9 million for the second, third and fourth quarters of 2002 and the first and second quarters of 2003, respectively.



                                                                          PMA Capital Corporation
                                                              Statements of Operations - Run-off Operations 1
                                                                       (Dollar Amounts in Thousands)

                                        ---------------                                                            -----------------
                                             2nd                3rd                4th                1st                 2nd
                                           Quarter            Quarter            Quarter            Quarter             Quarter
                                            2002               2002               2002               2003                2003
                                        --------------------------------------------------------------------------------------------

Gross Premiums Written                        $ 43,112            $ 5,517            $ (169)             $ 110               $ 195
                                        ===============   ================  =================  ==================  =================

Net Premiums Written                          $ 10,089           $ (3,418)         $ (14,189)          $ (1,704)           $ (1,124)
                                        ===============   ================  =================  ==================  =================

Revenues:
Net premiums earned                            $ 5,335           $ 14,250           $ (1,672)            $ 6,846              $ 392
Net investment income                              239                114                564                 361                528
Other revenues                                       -                  -                  -               2,500                  -
                                        ---------------   ----------------  -----------------  ------------------  -----------------
     Operating revenues                          5,574             14,364             (1,108)              9,707                920
                                        ---------------   ----------------  -----------------  ------------------  -----------------

Losses and Expenses:
Losses and loss adjustment expenses             10,130             10,038              5,715               5,875                593
Acquisition expenses                             3,194              3,672              2,020                 865                 62
Operating expenses                              36,657                656             (8,839)              2,966                268
                                        ---------------   ----------------  -----------------  ------------------  -----------------
     Total losses and expenses                  49,981             14,366             (1,104)              9,706                923
                                        ---------------   ----------------  -----------------  ------------------  -----------------

Pre-tax operating income (loss)              $ (44,407)              $ (2)              $ (4)                $ 1               $ (3)

                                        ===============   ================  =================  ==================  =================

                                        ---------------                                                            -----------------

 1   Formerly known as Caliber One.
                                                                          PMA Capital Corporation
                                                                  Insurance Ratios - Run-off Operations 1

                                        ---------------                                                            -----------------
                                             2nd                3rd                4th                1st                 2nd
                                           Quarter            Quarter            Quarter            Quarter             Quarter
                                            2002               2002               2002               2003                2003
                                        --------------------------------------------------------------------------------------------

Ratios - GAAP Basis:


Loss and LAE ratio                                  NM              70.4%                 NM               85.8%             151.3%
                                        ---------------   ----------------  -----------------  ------------------  -----------------

Expense ratio:
     Acquisition expenses                           NM              25.8%                 NM               12.6%              15.8%
     Operating expenses                             NM               4.6%                 NM               43.4%              68.4%
                                        ---------------   ----------------  -----------------  ------------------  -----------------
     Total expense ratio                            NM              30.4%                 NM               56.0%              84.2%
                                        ---------------   ----------------  -----------------  ------------------  -----------------

Combined ratio                                      NM             100.8%                 NM              141.8%             235.5%
                                        ===============   ================  =================  ==================  =================

Net investment income ratio                         NM              -0.8%                 NM               -5.3%            -134.7%
                                        ---------------   ----------------  -----------------  ------------------  -----------------
Operating ratio                                     NM             100.0%                 NM              136.5%             100.8%
                                        ===============   ================  =================  ==================  =================

                                        ---------------                                                            -----------------

                                                                          PMA Capital Corporation
                                                              Statements of Operations - Run-off Operations 1
                                                                       (Dollar Amounts in Thousands)


                                         ---------------
                                              Six               Six                % Change           % Change
                                            Months            Months                 2nd                Six
                                             2003              2002                Quarter            Months
                                        --------------------------------------------------------------------------

 Gross Premiums Written                          $ 305           $ 99,960              -99.5%             -99.7%
                                        ===============  ================     ================   ================

 Net Premiums Written                         $ (2,828)         $ 32,170                   NM                 NM
                                        ===============  ================     ================   ================

 Revenues:
 Net premiums earned                           $ 7,238          $ 17,535               -92.7%             -58.7%
 Net investment income                             889               462               120.9%              92.4%
 Other revenues                                  2,500                 -                   NM                 NM
                                        ---------------  ----------------     ----------------   ----------------
      Operating revenues                        10,627            17,997               -83.5%             -41.0%
                                        ---------------  ----------------     ----------------   ----------------

 Losses and Expenses:
 Losses and loss adjustment expenses             6,468            60,943               -94.1%             -89.4%
 Acquisition expenses                              927             5,272               -98.1%             -82.4%
 Operating expenses                              3,234            39,277               -99.3%             -91.8%
                                        ---------------  ----------------     ----------------   ----------------
      Total losses and expenses                 10,629           105,492               -98.2%             -89.9%
                                        ---------------  ----------------     ----------------   ----------------

 Pre-tax operating income (loss)                  $ (2)        $ (87,495)              100.0%             100.0%
                                                                              ================   ================
                                        ===============  ================

                                        ---------------

                                                                          PMA Capital Corporation
                                                                  Insurance Ratios - Run-off Operations 1




                                        ---------------
                                             Six               Six               Point Chg.         Point Chg.
                                           Months            Months             2nd Quarter         Six Months
                                            2003              2002            Better (Worse)     Better (Worse)
                                        -------------------------------------------------------------------------

 Ratios - GAAP Basis:


 Loss and LAE ratio                              89.4%                NM              #VALUE!            #VALUE!
                                        ---------------  ----------------     ----------------   ----------------

 Expense ratio:
      Acquisition expenses                       12.8%                NM              #VALUE!            #VALUE!
      Operating expenses                         44.7%                NM              #VALUE!            #VALUE!
                                        ---------------
      Total expense ratio                        57.5%                NM              #VALUE!            #VALUE!
                                        ---------------
                                                                              ----------------   ----------------
 Combined ratio                                 146.9%                NM              #VALUE!            #VALUE!
                                        ===============  ================     ================   ================

 Net investment income ratio                    -12.3%                NM              #VALUE!            #VALUE!
                                        ---------------  ----------------     ----------------   ----------------
 Operating ratio                                134.6%                NM              #VALUE!            #VALUE!
                                        ===============  ================     ================   ================

                                        ---------------







     1   Formerly known as Caliber One.



                                                                        PMA Capital Corporation
                                                             Statements of Operations - Corporate & Other
                                                                     (Dollar Amounts in Thousands)

                          -------------------                                                                 -------------------
                                  2nd                  3rd                  4th                  1st                  2nd
                                Quarter              Quarter              Quarter              Quarter              Quarter
                                 2002                 2002                 2002                 2003                 2003
                          ----------------------------------------------------------------------------------------------------------

 Gross Premiums Written         $       (215)              $ (220)           $ (10,228)            $   (256)              $ (124)
                          ===================  ===================  ===================  ===================  ===================

 Net Premiums Written           $       (215)              $ (220)           $    (228)            $   (256)              $ (124)
                          ===================  ===================  ===================  ===================  ===================

Revenues:
Net premiums earned             $       (215)              $ (220)           $    (228)            $   (256)              $ (124)
Net investment income                   (374)                (237)                 245                  582                  438
Other revenues                           382                   68                   52                   69                  189
                          -------------------  -------------------  -------------------  -------------------  -------------------
     Operating revenues                 (207)                (389)                  69                  395                  503
                          -------------------  -------------------  -------------------  -------------------  -------------------

Losses and Expenses:
Operating expenses                     2,968                2,303                1,578                3,311                3,842
                          -------------------  -------------------  -------------------  -------------------  -------------------
     Total losses and
     expenses                          2,968                2,303                1,578                3,311                3,842
                          -------------------  -------------------  -------------------  -------------------  -------------------

Operating loss before
     income taxes
     and interest expense             (3,175)              (2,692)              (1,509)              (2,916)              (3,339)

Interest expense                         572                  519                1,639                1,758                2,225
                          -------------------  -------------------  -------------------  -------------------  -------------------

Pre-tax operating loss              $ (3,747)            $ (3,211)            $ (3,148)            $ (4,674)            $ (5,564)
                          ===================  ===================  ===================  ===================  ===================

                          -------------------                                                                 -------------------






                          -----------------
                                 Six                 Six                 % Change             % Change
                               Months              Months                   2nd                  Six
                                2003                2002                 Quarter               Months
                          ----------------------------------------------------------------------------------

 Gross Premiums Written        $      (380)             $  (433)                 42.3%                12.2%
                          =================  ===================    ==================  ===================

 Net Premiums Written          $      (380)             $  (433)                 42.3%                12.2%
                          =================  ===================    ===================  ===================

Revenues:
Net premiums earned            $      (380)             $  (433)                 42.3%                12.2%
Net investment income                1,020                 (616)                    NM                   NM
Other revenues                         258                  516                 -50.5%               -50.0%
                          -----------------  -------------------    -------------------  -------------------
     Operating revenues                898                 (533)                    NM                   NM
                          -----------------  -------------------    -------------------  -------------------

Losses and Expenses:
Operating expenses                   7,153                6,348                  29.4%                12.7%
                          -----------------  -------------------    -------------------  -------------------
     Total losses and
     expenses                        7,153                6,348                  29.4%                12.7%
                          -----------------  -------------------    -------------------  -------------------

Operating loss before
     income taxes
     and interest expense           (6,255)              (6,881)                 -5.2%                 9.1%

Interest expense                     3,983                1,099                 289.0%               262.4%
                          -----------------  -------------------    -------------------  -------------------

Pre-tax operating loss           $ (10,238)            $ (7,980)                -48.5%               -28.3%
                          =================  ===================    ===================  ===================

                          -----------------



                                                             PMA Capital Corporation
                                                     Operating Cash Flows - Consolidated
                                                               (In Thousands)

                               --------------                                              ------------- -------------
                                   2nd            3rd            4th            1st           2nd           Six           Six
                                 Quarter        Quarter        Quarter        Quarter       Quarter       Months        Months
                                  2002           2002           2002           2003          2003          2003          2002
                               -----------------------------------------------------------------------------------------------------

Receipts:
Premiums and other
 revenues collected                $ 307,403      $ 274,892      $ 272,335      $ 282,209     $ 408,514     $ 690,723     $ 533,075
Investment income received            28,175         19,367         24,706         20,108        27,434        47,542        48,134
                               -------------- -------------- -------------- -------------- ------------- ------------- -------------
     Total receipts                  335,578        294,259        297,041        302,317       435,948       738,265       581,209
                               -------------- -------------- -------------- -------------- ------------- ------------- -------------

Disbursements:
Losses and LAE paid:
     Losses and LAE paid -
        current year                  30,858         39,288         59,147          6,787        35,305        42,092        39,692
     Losses and LAE paid -
        prior year                   196,635        145,222        113,417        210,892       183,345       394,237       368,672
                               -------------- -------------- -------------- -------------- ------------- ------------- -------------
Total losses and LAE paid            227,493        184,510        172,564        217,679       218,650       436,329       408,364
Insurance operating
 expenses paid                        83,465         70,963         67,197         86,945       115,052       201,997       159,473
Policyholders' dividends
 paid                                  1,499          3,826          1,868          1,627         1,439         3,066         3,658
Interest on corporate
 debt                                    258            989            239          2,484           502         2,986           863
                               -------------- -------------- -------------- -------------- ------------- ------------- -------------
     Total disbursements             312,715        260,288        241,868        308,735       335,643       644,378       572,358
                               -------------- -------------- -------------- -------------- ------------- ------------- -------------

     Net other                       (13,692)       (13,914)         9,042         (4,358)        3,373          (985)      (20,956)
                               -------------- -------------- -------------- -------------- ------------- ------------- -------------

Net operating cash flows             $ 9,171       $ 20,057       $ 64,215      $ (10,776)    $ 103,678      $ 92,902     $ (12,105)
                               ============== ============== ============== ============== ============= ============= =============

                               --------------                                              ------------- -------------



                                                          PMA Capital Corporation
                                               Pro Forma Operating Cash Flows - Consolidated
                                                              (In Thousands)

                           --------------                                                -------------- --------------
                               2nd             3rd             4th           1st             2nd            Six           Six
                             Quarter         Quarter         Quarter       Quarter         Quarter        Months        Months
                              2002            2002            2002          2003            2003           2003          2002
                           ---------------------------------------------------------------------------------------------------------

Receipts:
Premiums and other
 revenues collected            $ 279,209       $ 280,055       $ 274,329     $ 283,187       $ 410,517      $ 693,704     $ 477,608
Investment income received        26,910          18,447          23,599        18,502          25,779         44,281        45,906
                           --------------  --------------  -------------- -------------  -------------- -------------- -------------
     Total receipts              306,119         298,502         297,928       301,689         436,296        737,985       523,514
                           --------------  --------------  -------------- -------------  -------------- -------------- -------------

Disbursements:
Losses and LAE paid:
     Losses and LAE paid -
        current year              29,855          35,136          56,637         6,091          34,017         40,108        34,843
     Losses and LAE paid -
        prior year               177,087         133,334          98,909       199,139         164,380        363,519       337,305
                           --------------  --------------  -------------- -------------  -------------- -------------- -------------
Total losses and LAE paid        206,942         168,470         155,546       205,230         198,397        403,627       372,148
Insurance operating
 expenses paid                    76,916          69,000          62,425        84,618         113,286        197,904       145,621
Policyholders' dividends
 paid                              1,499           3,826           1,868         1,627           1,439          3,066         3,658
Interest on corporate debt           258             989             239         2,484             502          2,986           863
                           --------------  --------------  -------------- -------------  -------------- -------------- -------------
     Total disbursements         285,615         242,285         220,078       293,959         313,624        607,583       522,290
                           --------------  --------------  -------------- -------------  -------------- -------------- -------------

     Net other                   (13,790)         (4,507)          3,258        (4,432)          3,393         (1,039)      (19,192)
                           --------------  --------------  -------------- -------------  -------------- -------------- -------------

Net operating cash flows         $ 6,714        $ 51,710        $ 81,108       $ 3,298       $ 126,065      $ 129,363     $ (17,968)
                           ==============  ==============  ============== =============  ============== ============== =============

                           --------------                                                -------------- --------------

Note: The information on this page is presented for informational purposes only and is not in conformity with GAAP. See the note on the Table of Contents page for additional information regarding the pro forma presentation.


                                      22A


                                                            PMA Capital Corporation
                                                         Operating Cash Flows - PMA Re
                                                                 (In Thousands)

                             -----------------                                           ------------- -------------
                                    2nd           3rd          4th           1st           2nd           Six            Six
                                  Quarter       Quarter      Quarter       Quarter       Quarter       Months         Months
                                   2002          2002         2002          2003          2003          2003           2002
                             -----------------------------------------------------------------------------------------------------

Receipts:
Premiums collected                  $ 178,785     $ 151,233     $ 144,418    $ 162,598     $ 271,602     $ 434,200      $ 264,155
Investment income received             16,479         8,847        13,740        9,162        16,007        25,169         26,604
                             ----------------- ------------- ------------- ------------ ------------- ------------- --------------
     Total receipts                   195,264       160,080       158,158      171,760       287,609       459,369        290,759
                             ----------------- ------------- ------------- ------------ ------------- ------------- --------------

Disbursements:
Losses and LAE paid:
     Losses and LAE paid -
        current year                    6,132        14,813        17,895          865         9,701        10,566          6,491
     Losses and LAE paid -
        prior year                    113,214        73,100        58,008      115,870       104,331       220,201        188,222
                             ----------------- ------------- ------------- ------------ ------------- ------------- --------------
Total losses and LAE paid             119,346        87,913        75,903      116,735       114,032       230,767        194,713
Insurance operating
 expenses paid                         48,120        46,030        40,788       47,406        76,072       123,478         77,742
                             ----------------- ------------- ------------- ------------ ------------- ------------- --------------
     Total disbursements              167,466       133,943       116,691      164,141       190,104       354,245        272,455
                             ----------------- ------------- ------------- ------------ ------------- ------------- --------------

     Net other                        (16,819)       (3,017)       13,613          660         8,572         9,232        (23,284)
                             ----------------- ------------- ------------- ------------ ------------- ------------- --------------

Net operating cash flows             $ 10,979      $ 23,120      $ 55,080      $ 8,279     $ 106,077     $ 114,356       $ (4,980)
                             ================= ============= ============= ============ ============= ============= ==============

                             -----------------                                          ------------- -------------



                                                              PMA Capital Corporation
                                                    Operating Cash Flows - PMA Insurance Group
                                                                  (In Thousands)

                            -----------------                                            -------------  ------------
                                   2nd           3rd           4th           1st           2nd           Six            Six
                                 Quarter       Quarter       Quarter       Quarter       Quarter       Months         Months
                                  2002          2002          2002          2003          2003          2003           2002
                            ------------------------------------------------------------------------------------------------------

Receipts:
Premiums and other
 revenues collected                $ 100,424     $ 128,822     $ 129,911     $ 120,589     $ 138,915     $ 259,504      $ 213,453
Investment income received            10,431         9,600         9,859         9,340         9,772        19,112         19,302
                            ----------------- ------------- ------------- ------------- -------------  ------------  -------------
     Total receipts                  110,855       138,422       139,770       129,929       148,687       278,616        232,755
                            ----------------- ------------- ------------- ------------- -------------  ------------  -------------

Disbursements:
Losses and LAE paid:
     Losses and LAE paid -
        current year                  23,723        20,323        38,742         5,226        24,316        29,542         28,352
     Losses and LAE paid -
        prior year                    63,873        60,234        40,901        83,269        60,049       143,318        149,083
                            ----------------- ------------- ------------- ------------- -------------  ------------  -------------
Losses and LAE                        87,596        80,557        79,643        88,495        84,365       172,860        177,435
Insurance operating
 expenses paid                        28,796        22,970        21,637        37,212        37,214        74,426         67,879
Policyholders' dividends
 paid                                  1,499         3,826         1,868         1,627         1,439         3,066          3,658
                            ----------------- ------------- ------------- ------------- -------------  ------------  -------------
     Total disbursements             117,891       107,353       103,148       127,334       123,018       250,352        248,972
                            ----------------- ------------- ------------- ------------- -------------  ------------  -------------

     Net other                         3,398        (6,244)        4,338        (5,052)       (1,795)       (6,847)           689
                            ----------------- ------------- ------------- ------------- -------------  ------------  -------------

Net operating cash flows            $ (3,638)     $ 24,825      $ 40,960      $ (2,457)     $ 23,874      $ 21,417      $ (15,528)
                            ================= ============= ============= ============= =============  ============  =============

                            -----------------                                           -------------  ------------




                                                              PMA Capital Corporation
                                                    Operating Cash Flows - Run-off Operations 1
                                                                  (In Thousands)

                                  ------------                                           ------------ -------------
                                       2nd           3rd            4th          1st          2nd           Six          Six
                                     Quarter       Quarter        Quarter      Quarter      Quarter       Months       Months
                                      2002          2002           2002         2003         2003          2003         2002
                                  ----------------------------------------------------------------------------------------------

Receipts:
Net premiums collected (paid)        $ 28,194      $ (5,163)      $ (1,994)      $ (978)    $ (2,003)     $ (2,981)    $ 55,467
Investment income received              1,265           920          1,107        1,606        1,655         3,261        2,228
                                  ------------ -------------  ------------- ------------ ------------ ------------- ------------
     Total receipts                    29,459        (4,243)          (887)         628         (348)          280       57,695
                                  ------------ -------------  ------------- ------------ ------------ ------------- ------------

Disbursements:
Losses and LAE paid:
     Losses and LAE paid -
        current year                    1,003         4,152          2,510          696        1,288         1,984        4,849
     Losses and LAE paid -
        prior year                     19,548        11,888         14,508       11,753       18,965        30,718       31,367
                                  ------------ -------------  ------------- ------------ ------------ ------------- ------------
Total losses and LAE paid              20,551        16,040         17,018       12,449       20,253        32,702       36,216
Insurance operating
expenses paid                           6,549         1,963          4,772        2,327        1,766         4,093       13,852
                                  ------------ -------------  ------------- ------------ ------------ ------------- ------------
     Total disbursements               27,100        18,003         21,790       14,776       22,019        36,795       50,068
                                  ------------ -------------  ------------- ------------ ------------ ------------- ------------

     Net other                             98        (9,407)         5,784           74          (20)           54       (1,764)
                                  ------------ -------------  ------------- ------------ ------------ ------------- ------------

Net operating cash flows              $ 2,457     $ (31,653)     $ (16,893)   $ (14,074)   $ (22,387)    $ (36,461)     $ 5,863
                                  ============ =============  ============= ============ ============ ============= ============

                                  ------------                                           ------------ -------------




 1   Formerly known as Caliber One.




                                                                  PMA Capital Corporation
                                                              Statutory Financial Information
                                                                (Dollars in Thousands)

                                  --------------                                             ------------- -------------
                                     2nd           3rd            4th           1st            2nd           Six          Six
                                   Quarter       Quarter        Quarter       Quarter        Quarter       Months       Months
                                    2002          2002           2002          2003          20031         20031         2002
                                  --------------------------------------------------------------------------------------------------

PMA Capital Insurance Company:

     Net premiums written             $ 219,952     $ 151,262      $ 164,377     $ 147,687     $ 160,985     $ 308,672    $ 325,841
                                  ============== ============= ============== ============= ============= ============= ============

     Statutory Ratios:
     Loss and LAE ratio                   71.1%         68.7%         100.2%         74.0%         58.3%         66.2%        71.6%
     Underwriting expense ratio           28.5%         27.4%          22.6%         25.2%         38.1%         32.0%        28.6%
                                  -------------- ------------- -------------- ------------- ------------- ------------- ------------
     Combined ratio                       99.6%         96.1%         122.8%         99.2%         96.4%         98.2%       100.2%
                                  ============== ============= ============== ============= ============= ============= ============
     Operating ratio                      90.0%         93.3%         115.7%         89.2%         86.8%         88.4%        88.3%
                                  ============== ============= ============== ============= ============= ============= ============
----------------------------------------------------------------------------------------

PMA Pool 2:

     Net premiums written              $ 69,411     $ 104,516       $ 59,472     $ 175,680     $ 117,183     $ 292,863    $ 246,962
                                  ============== ============= ============== ============= ============= ============= ============

     Statutory Ratios:
     Loss and LAE ratio                   74.2%         74.6%          77.5%         73.3%         73.6%         73.4%        74.7%
     Underwriting expense ratio           28.3%         22.4%          39.6%         21.5%         28.5%         24.3%        23.6%
     Policyholders' dividend ratio         2.9%          2.8%           0.1%          1.6%          1.6%          1.6%         2.5%
                                  -------------- ------------- -------------- ------------- ------------- ------------- ------------
     Combined ratio                      105.4%         99.8%         117.2%         96.4%        103.7%         99.3%       100.8%
                                  ============== ============= ============== ============= ============= ============= ============
     Operating ratio                      94.7%         88.7%         107.1%         83.0%         97.9%         90.2%        91.1%
                                  ============== ============= ============== ============= ============= ============= ============

                                  --------------                                            ------------- -------------



 1   Estimated.

 2 The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance Insurance Company and Pennsylvania Manufacturers Indemnity Company.



                                       27


                                                                   PMA Capital Corporation
                                                          Statutory Net Premiums Written by Product
                                                                       (In Thousands)

                                     ---------------                                         ------------ -------------
                                         2nd             3rd          4th          1st          2nd            Six         Six
                                       Quarter         Quarter      Quarter      Quarter      Quarter        Months      Months
                                        2002            2002         2002         2003         20031         20031        2002
                                     ---------------------------------------------------------------------------------------------

PMA Capital Insurance Company:

    Finite Risk and
    Financial Products:
      Property                             $ 43,397     $ 22,995     $ 12,223     $ 19,746     $ 33,063      $ 52,809    $ 64,453
      Casualty                               54,233        6,437       28,697       19,560       43,688        63,248      76,908
      Other                                   4,378        4,738        4,778        1,806        1,977         3,783       9,491
                                     --------------- ------------ ------------ ------------ ------------ ------------- -----------
    Subtotal - Finite Risk
               and Financial Products       102,008       34,170       45,698       41,112       78,728       119,840     150,852
                                     --------------- ------------ ------------ ------------ ------------ ------------- -----------

    Treaty Excess of Loss:
      Property                                4,837       23,717       23,199       14,864        9,883        24,747      12,227
      Casualty                               53,918       39,208       33,203       36,674       25,560        62,234      85,525
      Other                                     572        1,555        3,021        2,833        5,067         7,900         948
                                     --------------- ------------ ------------ ------------ ------------ ------------- -----------
    Subtotal - Treaty
               Excess of Loss                59,327       64,480       59,423       54,371       40,510        94,881      98,700
                                     --------------- ------------ ------------ ------------ ------------ ------------- -----------

    Treaty Pro-Rata:
      Property                               14,479       10,853       21,259        6,203        7,957        14,160      20,142
      Casualty                               36,596       37,026       34,637       39,378       27,319        66,697      45,364
      Other                                     (54)         138           83           97           67           164         (22)
                                     --------------- ------------ ------------ ------------ ------------ ------------- -----------
    Subtotal - Treaty Pro-Rata               51,021       48,017       55,979       45,678       35,343        81,021      65,484
                                     --------------- ------------ ------------ ------------ ------------ ------------- -----------

    Facultative:
      Property                                1,319        2,472          986        1,365        1,381         2,746       3,185
      Casualty                                6,277        2,123        2,291        5,161        5,023        10,184       7,620
                                     --------------- ------------ ------------ ------------ ------------ ------------- -----------
    Subtotal - Facultative                    7,596        4,595        3,277        6,526        6,404        12,930      10,805
                                     --------------- ------------ ------------ ------------ ------------ ------------- -----------

    Total - PMA Capital
            Insurance Company             $ 219,952    $ 151,262    $ 164,377    $ 147,687    $ 160,985     $ 308,672   $ 325,841
                                     =============== ============ ============ ============ ============ ============= ===========

------------------------------------------------------------------------------------------------------------------------

PMA Pool2:

    Workers Compensation & Integrated
      Disability                           $ 52,141     $ 95,943     $ 44,594    $ 147,425     $ 91,269     $ 238,694   $ 197,408
    Other Commercial Lines                   17,270        8,573       14,878       28,255       25,914        54,169      49,554
                                     --------------- ------------ ------------ ------------ ------------ ------------- -----------
    Total - PMA Pool                       $ 69,411    $ 104,516     $ 59,472    $ 175,680    $ 117,183     $ 292,863   $ 246,962
                                     =============== ============ ============ ============ ============ ============= ===========

                                     ---------------                                        ------------ -------------




 1  Estimated.
 2 The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance Insurance Company and Pennsylvania Manufacturers Indemnity Company.




                                                       PMA Capital Corporation
                                               Industry Ratings and Market Information

Transfer Agent and Registrar:                                          Securities Listing:
Certificate Transfers and Conversions:                                 The Corporation's Class A Common Stock is listed
The Bank of New York                                                   on the NASDAQ Stock Market?.  It trades under
Receive and Deliver Department - 11 W                                  the stock symbol: PMACA.
P.O. Box 11002
Church Street Station                                                  Inquiries:
New York, NY 10286                                                     Albert Ciavardelli
                                                                       Vice President - Finance
Written Inquiries:                                                     215.665.5063
The Bank of New York                                                   e-mail: aciavardelli@pmacapital.com
Shareholder Relations Department - 11 E
P.O. Box 11258                                                         William E. Hitselberger
Church Street Station                                                  Chief Financial Officer
New York, NY 10286                                                     215.665.5070
                                                                       e-mail: bhitselberger@pmacapital.com
Phone Inquiries:
800.524.4458                                                           Company Website:
                                                                       http://www.pmacapital.com
Email Inquiries:
shareowner-svcs@bankofny.com

-----------------------------------------------------------------------------------------------------------------------------

Financial Strength Ratings (as of 8/4/2003):

                                                                     A.M. Best             S&P                  Moody's
                                                                 -------------------  ------------------  --------------------
PMA Capital Insurance Company                                    A- (Excellent)       A- (Strong)         Baa1 (Adequate)
PMA Pool 1                                                       A- (Excellent)       A- (Strong)         Baa1 (Adequate)

1  The PMA Pool is comprised of Pennsylvania Manufacturers' Association
   Insurance Company, Manufacturers Alliance Insurance Company and Pennsylvania
   Manufacturers Indemnity Company.
